Perritt Ultra MicroCap Fund (PREOX)

March 21, 2014

Supplement to the Prospectus
dated February 28, 2014

Fund to be Closed to New Investors

Effective as of the close of business on March 28, 2014, the Fund will be closed to new investors.  Except as indicated below, after March 28, 2014, only investors of the Fund on March 28, 2014, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund.  Exceptions include:

▪
Participants in an employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on March 28, 2014.

▪	Clients of a financial adviser or planner who had client assets invested in the Fund on March 28, 2014.

▪
Employees, officers and directors of the Fund or Perritt Capital Management, Inc., the investment adviser to the Fund (referred to as the Adviser), and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

▪
Firms having an existing business relationship with the Adviser, whose investment the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

▪	An investment in the Fund that officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

The date of this Supplement is March 21, 2014.

Please retain this Supplement for future reference.